UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2014
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On January 31, 2014, the Company issued a press release announcing the declaration of a dividend on the Company’s Series B Redeemable Preferred Stock (“Series B Preferred Stock”), the Company’s 10.75% Series C Cumulative Redeemable Preferred Stock (“Series C Preferred Stock”) and the Company’s 10.5% Fixed Rate/Floating Rate Cumulative Redeemable Preferred Stock (“Series D Preferred Stock”). Attached as Exhibit 99.1 is the press release relating to the dividends referred to in Item 8.01 below.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On January 28, 2014, the Board of Directors declared a semi-annual dividend of approximately $5.95 per share on the Series B Preferred Stock. The dividend payment is equivalent to an annualized yield of 12% per share, based on the $100.00 per share stated value, accruing from September 1, 2013, through February 28, 2014. The record date will be February 17, 2014, and the dividend will be payable on March 3, 2014.

On January 28, 2014, the Board of Directors declared a quarterly dividend of $0.671875 per share on the Series C Preferred Stock. The dividend payment is equivalent to an annualized yield of 10.75% per share, based on the $25.00 per share stated liquidation preference, accruing from December 2013, through February 2014. The record date will be February 17, 2014, and the dividend will be payable on March 3, 2014.

On January 28, 2014, the Board of Directors declared a dividend of $0.65625 per share on the Series D Preferred Stock. The dividend payment is equivalent to an annualized yield of 10.5% per share, based on the $25.00 per share stated liquidation preference, accruing from December 2013 through February 2014. The record date will be February 17, 2014, and the dividend will be payable on March 3, 2014.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release dated January 31, 2014 announcing the declaration of a dividend on the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock

* Furnished as an exhibit to the Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2014	Miller Energy Resources, Inc.
By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer